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                                                                    Exhibit 99.3


              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code

      I, Barry S. Sternlicht, the Chief Executive Officer of Starwood Hotels & Resorts ("Starwood"), certify that (i) the Form 10-Q for the quarter September 30, 2002 (the "Form 10-Q3") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q3 fairly presents, in all material respects, the financial condition and results of operations of Starwood.


                                           /s/ BARRY S. STERNLICHT
                                          -------------------------------------
                                           Barry S. Sternlicht
                                           Chief Executive Officer
                                           Starwood Hotels & Resorts

                                           November 11, 2002